Exhibit 32.2

CERTIFICATION OF VICE PRESIDENT & CORPORATE CONTROLLER

PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2015 of Addus HomeCare Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald Klink, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2015	By:	/s/ Donald Klink
Donald Klink
Chief Financial Officer